                                                                   Exhibit 99.C2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Independent
Registered Public Accounting Firm" and to the use of our report dated August 22,
2007, in the Registration Statement and related Prospectus (Form S-6 No.
333-144998) dated August 22, 2007 of Equity Opportunity Trust, Blue Chip Series
2007A.

                                        /s/ ERNST & YOUNG LLP
                                        ----------------------------------------
                                            ERNST & YOUNG LLP

New York, New York
August 22, 2007